EXHIBIT 99.1

REKOR FINALIZES SALE OF NON-CORE BUSINESS UNIT

COLUMBIA, MD – December 8, 2022 - Rekor Systems, Inc. (NASDAQ: REKR) ("Rekor" or the "Company"), a global AI technology company with a mission to provide insights that build safer, smarter, and greener cities through intelligent infrastructure, announced today the closing of the sale of the Company's Automated Traffic Safety Enforcement ("ATSE") business to Altumint, an industry-leading provider of automated traffic law enforcement, traffic monitoring, and forensic investigations. The sale is the result of the Company's previously announced strategic shift towards prioritizing its core data services businesses.

"Rekor has evolved into a data service company, and the sale of our legacy ATSE business unit is another milestone toward our transformation into a higher margin technology and software-based business with our industry-leading solutions at the forefront of our offerings," said Robert A. Berman, President, and CEO, Rekor. "We will continue to evaluate opportunities to divest our non-core assets and maximize shareholder value while remaining an innovator within the intelligent infrastructure industry, which is at the epicenter of converging technology, societal, and economic forces driving disruption in the market."

"Our decision to divest our ATSE business unit demonstrates our disciplined approach to evaluating and focusing our resources on strategic growth in roadway data services,  where we are an advantaged player," said Eyal Hen, CFO, Rekor. "We believe the Company is on a solid path towards increasing recurring revenue as our technology aggregates, transforms, and analyzes data from multiple sources and delivers actionable roadway insights as a service."

About Rekor Systems, Inc.

Rekor Systems, Inc. (NASDAQ: REKR) is a trusted global authority on intelligent infrastructure providing innovative solutions that drive the world to be safer, smarter, and greener. As a provider of comprehensive, continuous, and real-time roadway intelligence, Rekor leverages AI, machine learning, and holistic data to support the intelligent infrastructure that is essential for smart mobility. With its disruptive technology, the Company delivers integrated solutions, actionable insights, and predictions that increase roadway safety. To learn more, please visit our website: https://rekor.ai, and follow Rekor on social media on LinkedIn, Twitter, and Facebook.

Forward-Looking Statements

This press release and its links and attachments contain statements concerning Rekor Systems, Inc. and its future expectations, plans, and prospects that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the impact of Rekor's core suite of AI-powered technology and the size and shape of the global market for ALPR systems. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," by the negative of these terms or by other similar expressions. You are cautioned that such statements are subject to many risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual circumstances, events or results may differ materially from those projected in the forward-looking statements, particularly as a result of various risks and other factors identified in our filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events, or otherwise.

Media & Investor Relations Contact:

Rekor Systems, Inc.

Charles Degliomini

ir@rekorsystems.com